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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 12, 2001



                        MAX INTERNET COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Nevada                       0-24273                 75-2715335
------------------------      ---------------------     -------------------
(State of incorporation)      (Commission File No.)        (IRS Employer
                                                        Identification No.)
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           8115 PRESTON ROAD, EIGHTH FLOOR EAST, DALLAS, TEXAS 75225
           ---------------------------------------------------------
           (Address of principal execute offices, including zip code)


                                  (214)691-0055
                                  -------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS .

         On March 29, 2001, MAX Internet Communications, Inc. ("MAX") executed a license and development agreement with maxpop.com. On March 30, 2001, MAX issued the press release filed as Exhibit 99.1, which is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.  The following Exhibits are filed as part of this report:


Exhibit No.                                          Description
-------------                                        --------------
99.1                                Press Release issued March 30, 2001.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 12, 2001

                                          MAX INTERNET COMMUNICATIONS, INC.


                                          /s/  Robert F. Kuhnemund
                                          ------------------------------------
                                          Chief Executive Officer and Chairman


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                                INDEX TO EXHIBITS


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
EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
  99.1              Press Release issued March 30, 2001.
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